UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2019

Nuveen Closed-End Funds

JGH	Nuveen Global High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Acknowledging similar concerns, the U.S. Federal Reserve recently lowered its benchmark interest rate 0.25% for the first time in a decade and will stop reducing its bond portfolio sooner than planned to help stimulate the U.S. economy. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.

Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating but still expanding, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Some central banks have begun to adjust monetary policy to help sustain growth and others continue to emphasize their readiness to act, while China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.

The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 23, 2019

Portfolio Managers’ Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen, LLC. The Fund’s portfolio managers are Timothy A. Palmer, CFA, Kevin Lorenz, CFA (effective March 31, 2019), Anders Persson, CFA, and Michael Ainge, CFA.

Effective July 31, 2019 (subsequent to the close of the reporting period), Timothy Palmer is no longer a portfolio manager of the Fund.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2019.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2019?

The Fund’s investment objective is to seek a high level of current income. In an effort to achieve this objective, the Fund is invested using NAM’s diversified global high income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. The Fund is allowed to invest in the following security types: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income producing investments such as preferred, convertible and contingent capital securities. The Fund’s mandate is to invest at least 65% of managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market (EM) countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities.

In addition, the Fund may use derivatives as part of its management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or enhance returns.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

How did the Fund perform during this six-month reporting period ended June 30, 2019?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2019. For the six-month period reporting period ended June 30, 2019, the Fund’s total return at net asset value (NAV) outperformed the Bloomberg Barclays Global High Yield Hedged Index.

As 2019 got underway, the U.S. high yield market saw a swift reversal from its sharp 2018 year-end sell-off, leading to the strongest first quarter return for the sector in more than 25 years. The asset class benefited from the Federal Reserve’s (Fed) abrupt shift to a more dovish tone as policymakers acknowledged economic headwinds and the benign inflation environment. The policy pivot reduced the threat of a possible recession, driving a strong rally across fixed income spread sectors led by U.S. high yield. More broadly speaking, the high yield segment also continued to be supported by falling interest rates, healthy credit fundamentals and sustained low defaults, combined with technical support in the form of solid inflows and no significant increase in new issue supply. Approximately $12 billion flowed into U.S. high yield during the reporting period. In May 2019, the high yield market, along with other risk assets, sold off briefly amid a spike in market volatility as U.S./China trade tensions intensified, with the segment recording its only negative monthly return year-to-date in 2019. However in June 2019, Fed policymakers signaled a readiness to cut rates later in 2019 to continue the economic expansion, which again benefited high yield as the reporting period drew to a close. The U.S. high yield sector rallied again in June 2019 to finish strongly for the first half of 2019.

The non-U.S. segment of the high yield market and U.S. dollar-denominated emerging market (EM) sovereign debt also rallied and posted strong positive excess returns versus Treasuries. The segments underperformed U.S. high yield at the start of the year due to ongoing concerns about weaker global growth and trade tensions. However, these sectors basically caught up to end the reporting period in line with U.S. high yield after investors grew more confident about multiple rate cuts by the Fed and a U.S./China trade truce. Spreads in the global high yield market tightened.

The Fund posted strong results during the six-month reporting period with several of its investment themes helping it to outpace the benchmark return. The primary contributor to the Fund’s performance was the positive impact from its allocation to high yield credit and security selection within the segment. In particular, the Fund’s high yield holdings in the industrial sector area rallied and outperformed with favorable results experienced from its holdings in consumer cyclicals, communications, basic industry and energy sectors. Within the consumer cyclicals sector, the Fund benefited from holdings in the services, gaming and home construction sub-sectors. In the communications sector, strength was seen across wirelines, cable satellite and media entertainment names. Finally, in the basic industry sector area, the Fund benefited from holdings within the metals/mining and chemicals spaces.

The Fund’s overweight positions in preferred securities and contingent capital securities (CoCos) also aided performance, with the two segments benefiting from lower rates and the Fed’s increasingly dovish tone as the reporting period progressed. Strong credit fundamentals also supported the asset classes as bank stress tests during the reporting period again demonstrated the strength of U.S. banks. CoCos were further supported by lower global interest rates and dampening concerns about a disorderly Brexit.

We also positioned the Fund with a slightly longer duration than the benchmark, which increased its interest rate sensitivity. This positioning benefited relative performance because interest rates fell.

The Fund’s exposure to investment grade credit was beneficial, particularly in the industrial sector area. The U.S. investment grade sector performed well over the reporting period with spreads tightening versus Treasuries. The Fund’s outperformance in this area was mostly driven by rising stars and a strategic allocation to EM credits whose valuations were in line with high yield bonds as the cycle extended.

The Fund’s primary detractor was an underweight to EM debt and sovereign-related issuers, which provided excess returns over Treasuries. As the reporting period progressed, investors grew more confident in Fed rate cuts and a trade resolution between the U.S. and China, causing funds to continue to flow into the segment.

The Fund’s cash position was also a slight drag on performance given the strength of returns in the U.S. and global high yield markets.

Throughout the reporting period, we sought out opportunities to trade into higher quality, more defensive securities where we believed the Fund was still getting adequately compensated. We looked for opportunities to lessen the Fund’s underweight to EM high yield debt and increase leveraged loan exposure, while maintaining consistent exposure to preferred and CoCo securities. By asset class, the Fund’s largest increases relative to the benchmark during the reporting period were in bank loans and EM exposure. We lowered active weights in capital goods and non-cyclicals, given the lack of attractive opportunities in those sectors. The Fund’s largest sector overweights at the end of the reporting period were energy and basic industry. We maintained an underweight to the BB credit rating tier and an overweight to the single B credit rating tier.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions had a slightly negative impact on performance during the reporting period. The Fund also used forward foreign currency contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures. The overall effect of these contracts was negligible during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a negative impact on total return performance during this reporting period.

As of June 30, 2019, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	29.93%
Regulatory Leverage*	29.93%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2019	Draws	Paydowns	June 30, 2019	Average Balance Outstanding	Draws	Paydowns	August 27, 2019
$175,200,000	$ —	$ —	$175,200,000	$175,200,000	$ —	$ —	$175,200,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2019. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Common Share Amounts
January 2019	$0.1070
February	0.1070
March	0.1020
April	0.1020
May	0.1020
June 2019	0.1020
Total Distributions	$0.6220

Current Distribution Rate*	7.91%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund pays a regular monthly distribution to shareholders based on dividends and interest received from portfolio securities, net of expense. The Fund invests in a global high income strategy which blends high-yield bonds and other income producing securities. The Fund utilizes a currency hedging strategy which allows up to 15% of the Fund’s assets to be in unhedged non-U.S. dollar-denominated securities. When a non-U.S. dollar denominated fixed-income security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, while net currency losses will offset any net income from dividends and interest.

Year-to date, the Fund has experienced net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses offset a portion of the Fund’s net investment income from dividends and interest. Consequently, a portion of the distributions paid year-to-date are being re-characterized as return of capital, which is identified in the table below.

The figures in the table below provide an estimate of the sources of distributions as of the date listed. These estimates may, and likely will change, and should not be used for tax reporting purposes. The Fund attributes these estimates equally to each regular distribution throughout the fiscal year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the fiscal year. The final determination for all distributions paid in 2019 will be made in early 2020 and reported to you on Form 1099-DIV. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/closed-end-funds.

Data as of June 30, 2019

Fiscal Year Estimated Source of Distribution			Fiscal Year Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
92.59%	0.0%	7.41%	$0.6220	$0.5759	$0.0000	$0.0461
[1]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

Common Share Information (continued)

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2019

		Annualized			Cumulative
Inception Date	Latest Monthly Per Common Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
11/24/2014	$0.1020	6.92%	7.61%	5.45%	3.51%	14.57%

Change in Method of Publishing Nuveen Closed-End Fund Distribution Amounts

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market common share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JGH
Common shares cumulatively repurchased and retired	900,000
Common shares authorized for repurchase	2,325,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2019, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JGH
Common share NAV	$17.70
Common share price	$15.47
Premium/(Discount) to NAV	(12.60)%
6-month average premium/(discount) to NAV	(12.43)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

JGH	Nuveen Global High Income Fund Performance Overview and Holding Summaries as of June 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JGH at Common Share NAV	14.57%	7.61%	5.45%
JGH at Common Share Price	18.03%	8.94%	5.55%
Bloomberg Barclays Global High Yield Hedged Index	9.83%	8.81%	5.97%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	110.8%
Sovereign Debt	10.3%
Contingent Capital Securities	7.5%
$1,000 Par (or similar) Institutional Preferred	6.5%
Variable Rate Senior loan Interests	3.9%
$25 Par (or similar) Retail Preferred	0.7%
Repurchase Agreements	2.9%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	142.7%
Borrowings	(42.7)%
Net Assets	100%

Top Five Issuers

(% of total investments)

Royal Bank of Scotland Group PLC	0.9%
Ford Motor Co	0.8%
Petroleos Mexicanos	0.8%
Credit Agricole SA	0.8%
Quebecor Inc.	0.8%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	8.8%
Sovereign Debt	7.3%
Media	7.1%
Metals & Mining	6.4%
Commercial Services & Supplies	4.5%
Hotels, Restaurants & Leisure	4.3%
Banks	4.2%
Capital Markets	3.5%
Diversified Telecommunication Services	3.5%
Wireless Telecommunication Services	3.3%
Consumer Finance	2.8%
Health Care Providers & Services	2.8%
Diversified Financial Services	2.5%
Energy Equipment & Services	2.3%
Chemicals	2.3%
Food Products	2.0%
Specialty Retail	1.8%
Electric Utilities	1.8%
Auto Components	1.8%
Machinery	1.5%
Automobiles	1.5%
Household Durables	1.5%
Construction Materials	1.2%
Other	19.3%
Repurchase Agreements	2.0%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

A	0.6%
BBB	13.0%
BB or Lower	85.5%
N/R (not rated)	0.9%
Total	100%

Country Allocation

(% of total investments)

United States	56.7%
Canada	5.6%
United Kingdom	5.3%
Mexico	2.4%
Brazil	2.1%
France	2.0%
Australia	2.0%
South Africa	1.7%
Luxembourg	1.6%
China	1.4%
Switzerland	1.3%
Other	17.9%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for JGH; at this meeting the shareholders were asked to elect Board Members.

JGH
Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	18,135,086
Withhold	3,491,558
Total	21,626,644
Carole E. Stone
For	17,018,433
Withhold	4,608,211
Total	21,626,644
Margaret L. Wolff
For	18,156,329
Withhold	3,470,315
Total	21,626,644
William C. Hunter
For	17,055,427
Withhold	4,571,217
Total	21,626,644

JGH	Nuveen Global High Income Fund Portfolio of Investments June 30, 2019

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 139.7% (98.0% of Total Investments)

	CORPORATE BONDS – 110.8% (77.6% of Total Investments)

	Aerospace & Defense – 1.7%

$1,075	Bombardier Inc., 144A	7.875%	4/15/27	B	$1,076,344
3,000	Bombardier Inc., 144A	7.500%	3/15/25	B	3,008,400
1,700	TransDigm Inc.	6.375%	6/15/26	B–	1,721,250
1,000	TransDigm Inc., 144A	7.500%	3/15/27	B–	1,043,750
	Total Aerospace & Defense				6,849,744

	Airlines – 1.4%

2,352	Air Canada, 144A	7.750%	4/15/21	BB+	2,535,456
3,000	Virgin Australia Holdings Ltd, 144A	7.875%	10/15/21	B	3,078,750
	Total Airlines				5,614,206

	Auto Components – 2.5%

1,000	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	B	792,500
1,000	American Axle & Manufacturing Inc.	6.250%	4/01/25	B	995,000
2,250	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.750%	2/01/24	BB+	2,337,188
3,000	IHO Verwaltungs GmbH, 144A, (cash 6.375%, PIK 7.125%)	6.375%	5/15/29	BB+	3,000,000
1,275	IHO Verwaltungs GmbH, 144A, (cash 4.750%, PIK 5.500%)	4.750%	9/15/26	BB+	1,241,531
1,900	Panther BF Aggregator 2 LP / Panther Finance Co Inc., 144A	8.500%	5/15/27	B	1,957,000
	Total Auto Components				10,323,219

	Automobiles – 1.5%

1,350	Aston Martin Capital Holdings Ltd., 144A	6.500%	4/15/22	B	1,353,375
4,565	Ford Motor Credit Co LLC	5.584%	3/18/24	BBB	4,889,546
	Total Automobiles				6,242,921

	Banks – 0.8%

2,500	Royal Bank of Scotland Group PLC	6.100%	6/10/23	A–	2,713,058
445	Standard Chartered PLC., 144A	5.700%	3/26/44	A–	517,688
	Total Banks				3,230,746

	Building Products – 1.1%

1,870	American Woodmark Corp, 144A	4.875%	3/15/26	BB	1,846,625
1,750	Builders FirstSource Inc., 144A	5.625%	9/01/24	BB–	1,803,672
1,000	Omnimax International Inc., 144A	12.000%	8/15/20	B–	1,011,250
	Total Building Products				4,661,547

	Capital Markets – 1.6%

2,000	DKT Finance ApS, 144A	9.375%	6/17/23	B+	2,165,000
2,000	Donnelley Financial Solutions Inc.	8.250%	10/15/24	B	2,070,000
2,410	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	7.250%	8/15/24	BB–	2,367,030
	Total Capital Markets				6,602,030

	Chemicals – 3.3%

1,500	Chemours Co	5.375%	5/15/27	BB–	1,428,750
1,500	INEOS Group Holdings SA, 144A	5.625%	8/01/24	BB	1,530,000
840	Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A	7.000%	4/15/25	B	850,500
2,500	NOVA Chemicals Corp, 144A	5.000%	5/01/25	BBB–	2,612,500
2,250	OCI NV, 144A	6.625%	4/15/23	BB	2,340,000
1,500	Olin Corp	5.125%	9/15/27	BB+	1,539,375
3,000	Starfruit Finco BV / Starfruit US Holdco LLC, 144A	8.000%	10/01/26	B–	3,082,500
	Total Chemicals				13,383,625

	Commercial Services & Supplies – 5.5%

3,000	ADT Security Corp, 144A	4.875%	7/15/32	BB–	2,587,500
1,100	Allied Universal Holdco LLC, 144A, (WI/DD)	6.625%	7/15/26	N/R	1,117,875

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2019

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Commercial Services & Supplies (continued)

$1,100	Allied Universal Holdco LLC, 144A, (WI/DD)	9.750%	7/15/27	CCC	$1,100,000
1,500	Cimpress NV, 144A	7.000%	6/15/26	B	1,529,985
2,515	Covanta Holding Corp	5.875%	7/01/25	B1	2,615,600
3,250	GFL Environmental Inc., 144A	7.000%	6/01/26	CCC+	3,327,187
525	GFL Environmental Inc., 144A	8.500%	5/01/27	CCC+	565,031
2,250	Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	2,252,812
1,500	RR Donnelley & Sons Co	6.500%	11/15/23	B–	1,483,650
1,500	Staples Inc., 144A	7.500%	4/15/26	B+	1,491,165
2,600	Staples Inc., 144A	10.750%	4/15/27	B–	2,587,000
2,000	Waste Pro USA Inc., 144A	5.500%	2/15/26	B+	2,045,000
	Total Commercial Services & Supplies				22,702,805

	Communications Equipment – 0.6%

1,775	CommScope Inc., 144A	8.250%	3/01/27	B1	1,810,234
425	ViaSat Inc., 144A	5.625%	4/15/27	BB+	442,000
	Total Communications Equipment				2,252,234

	Construction & Engineering – 0.2%

1,000	Cornerstone Building Brands Inc., 144A	8.000%	4/15/26	B–	973,750

	Construction Materials – 1.7%

4,000	Cemex SAB de CV, 144A	5.700%	1/11/25	BB	4,155,800
1,000	Gates Global LLC / Gates Global Co., 144A	6.000%	7/15/22	B	1,000,625
2,000	James Hardie International Finance DAC, 144A	5.000%	1/15/28	BBB–	1,990,000
	Total Construction Materials				7,146,425

	Consumer Finance – 4.0%

2,000	Ally Financial Inc.	4.625%	3/30/25	BB+	2,110,000
3,000	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	2,497,020
1,250	Enova International Inc., 144A	8.500%	9/01/24	B2	1,187,500
2,000	Enova International Inc., 144A	8.500%	9/15/25	B2	1,890,000
1,000	Navient Corp	7.250%	9/25/23	BB	1,067,500
3,750	Refinitiv US Holdings Inc., 144A	8.250%	11/15/26	B+	3,856,875
4,000	TMX Finance LLC / TitleMax Finance Corp, 144A	11.125%	4/01/23	B–	3,780,000
	Total Consumer Finance				16,388,895

	Containers & Packaging – 1.2%

2,500	Ball Corp	4.000%	11/15/23	BB+	2,584,375
250	Berry Global Escrow Corp, 144A	5.625%	7/15/27	BB	260,000
2,000	Crown Americas LLC / Crown Americas Capital Corp IV	4.500%	1/15/23	BB–	2,082,500
	Total Containers & Packaging				4,926,875

	Distributors – 0.4%

1,500	American Builders & Contractors Supply Co Inc., 144A	5.875%	5/15/26	B+	1,563,750

	Diversified Consumer Services – 0.5%

2,000	frontdoor Inc., 144A	6.750%	8/15/26	B2	2,130,000

	Diversified Financial Services – 2.4%

2,000	Avation Capital SA, 144A	6.500%	5/15/21	BB–	2,045,000
170	Avolon Holdings Funding Ltd, 144A	5.250%	5/15/24	BBB–	181,203
2,925	Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	3,009,148
1,980	Park Aerospace Holdings Ltd, 144A	5.500%	2/15/24	BBB–	2,134,400
2,355	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	2,343,225
	Total Diversified Financial Services				9,712,976

	Diversified Telecommunication Services – 5.0%

1,500	CenturyLink Inc.	5.800%	3/15/22	BB	1,563,750
800	Colombia Telecomunicaciones SA ESP, 144A	5.375%	9/27/22	BB+	812,640
1,000	Consolidated Communications Inc.	6.500%	10/01/22	B3	932,190
1,260	CSC Holdings LLC, 144A	10.875%	10/15/25	B	1,445,069
2,000	Embarq Corp	7.995%	6/01/36	BB	1,935,640

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Diversified Telecommunication Services (continued)

$2,500	Frontier Communications Corp	6.250%	9/15/21	B–	$1,593,750
2,000	Frontier Communications Corp, 144A	8.500%	4/01/26	BB–	1,940,000
3,250	Sprint Capital Corp	6.875%	11/15/28	B+	3,363,750
2,000	Telecom Italia Capital SA	7.200%	7/18/36	BB+	2,205,000
2,400	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	2,436,425
11	Xplornet Communications Inc., 144A, (cash 9.625%, PIK 10.625%)	9.625%	6/01/22	CCC	11,031
2,000	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	2,035,000
	Total Diversified Telecommunication Services				20,274,245

	Electric Utilities – 2.0%

2,250	Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energy, 144A	6.250%	12/10/24	BB+	2,297,385
1,500	Calpine Corp, 144A	5.250%	6/01/26	BB+	1,526,250
2,500	Talen Energy Supply LLC	6.500%	6/01/25	B	2,093,750
1,250	Vistra Operations Co LLC, 144A	5.500%	9/01/26	BB	1,320,313
775	Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	820,531
	Total Electric Utilities				8,058,229

	Electronic Equipment, Instruments & Components – 0.5%

1,925	Ingram Micro Inc.	5.450%	12/15/24	BBB–	1,966,434

	Energy Equipment & Services – 3.3%

1,200	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	1,254,120
3,000	Chesapeake Energy Corp	8.000%	6/15/27	B+	2,623,140
3,300	Ensco Rowan plc	7.750%	2/01/26	B	2,458,500
2,000	FTS International Inc.	6.250%	5/01/22	B	1,855,000
2,500	Oceaneering International Inc.	6.000%	2/01/28	BB+	2,475,000
800	Transocean Inc., 144A	9.000%	7/15/23	B	852,000
2,000	Transocean Inc., 144A	7.250%	11/01/25	B	1,895,000
	Total Energy Equipment & Services				13,412,760

	Equity Real Estate Investment Trust – 0.3%

1,250	iStar Inc.	5.250%	9/15/22	BB	1,279,688

	Food & Staples Retailing – 0.9%

1,500	Albertsons Cos LLC / Safeway Inc. / New Albertsons LP / Albertson’s LLC, 144A	7.500%	3/15/26	BB–	1,601,250
2,000	JBS USA LUX SA / JBS USA Finance Inc., 144A	6.750%	2/15/28	BB–	2,172,500
	Total Food & Staples Retailing				3,773,750

	Food Products – 1.6%

1,000	JBS USA LUX SA / JBS USA Finance Inc., 144A	5.750%	6/15/25	BB–	1,040,000
2,500	MARB BondCo PLC, 144A	6.875%	1/19/25	BB–	2,608,075
3,000	Post Holdings Inc., 144A	5.625%	1/15/28	B+	3,082,500
	Total Food Products				6,730,575

	Gas Utilities – 0.8%

1,680	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.500%	6/01/24	BB–	1,688,400
1,500	Superior Plus LP / Superior General Partner Inc., 144A	7.000%	7/15/26	BB	1,550,625
	Total Gas Utilities				3,239,025

	Health Care Providers & Services – 3.5%

2,072	Acadia Healthcare Co Inc.	5.625%	2/15/23	B–	2,105,670
2,000	Centene Corp, 144A	5.375%	6/01/26	BB+	2,102,500
3,390	CHS/Community Health Systems Inc.	6.250%	3/31/23	BB	3,262,875
1,000	Envision Healthcare Corp, 144A	8.750%	10/15/26	B–	692,500
2,650	HCA Inc.	5.625%	9/01/28	Ba2	2,868,625
475	HCA Inc.	5.875%	2/01/29	Ba2	520,719
1,000	Tenet Healthcare Corp	6.750%	6/15/23	B–	1,003,750

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2019

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Health Care Providers & Services (continued)

$1,750	Tenet Healthcare Corp	4.625%	7/15/24	BB–	$1,771,875
	Total Health Care Providers & Services				14,328,514

	Health Care Technology – 0.5%

2,295	Exela Intermediate LLC / Exela Finance Inc., 144A	10.000%	7/15/23	B–	1,864,688

	Hotels, Restaurants & Leisure – 6.1%

3,250	1011778 BC ULC / New Red Finance Inc., 144A	4.250%	5/15/24	BB–	3,286,562
1,000	Carlson Travel Inc., 144A	6.750%	12/15/23	B2	1,012,500
1,500	Carlson Travel Inc., 144A	9.500%	12/15/24	Caa1	1,496,250
2,000	Golden Nugget Inc., 144A	6.750%	10/15/24	B3	2,060,000
2,500	Hilton Domestic Operating Co Inc.	5.125%	5/01/26	BB+	2,609,375
2,000	International Game Technology PLC, 144A	6.250%	1/15/27	BB+	2,187,500
1,175	MGM China Holdings Ltd, 144A	5.875%	5/15/26	BB–	1,207,313
2,160	MGM Growth Properties Operating Partnership LP / MGP Finance Co–Issuer Inc.	4.500%	1/15/28	BB+	2,143,800
2,000	Scientific Games International Inc., 144A	5.000%	10/15/25	Ba3	2,020,000
1,500	Stars Group Holdings BV / Stars Group US Co–Borrower LLC, 144A	7.000%	7/15/26	B–	1,586,250
2,000	Viking Cruises Ltd, 144A	5.875%	9/15/27	B+	2,025,000
1,500	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	5.250%	5/15/27	BB	1,505,625
2,000	Wynn Macau Ltd, 144A	5.500%	10/01/27	BB–	1,945,000
	Total Hotels, Restaurants & Leisure				25,085,175

	Household Durables – 2.1%

1,500	Beazer Homes USA Inc.	5.875%	10/15/27	B–	1,300,800
750	M/I Homes Inc.	5.625%	8/01/25	BB–	761,250
2,758	Mattamy Group Corp, 144A	6.500%	10/01/25	BB	2,906,242
1,750	TRI Pointe Group Inc.	5.250%	6/01/27	BB–	1,684,375
2,175	William Lyon Homes Inc.	5.875%	1/31/25	B+	2,147,813
	Total Household Durables				8,800,480

	Independent Power & Renewable Electricity Producers – 0.6%

2,500	TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	2,509,375

	Insurance – 0.8%

375	Acrisure LLC / Acrisure Finance Inc., 144A	8.125%	2/15/24	B	387,187
2,000	Genworth Holdings Inc.	4.800%	2/15/24	B	1,700,000
1,000	Nationstar Mortgage Holdings Inc., 144A	9.125%	7/15/26	B	1,015,000
	Total Insurance				3,102,187

	Interactive Media & Services – 0.3%

1,500	Rackspace Hosting Inc., 144A	8.625%	11/15/24	B+	1,376,250

	Internet & Direct Marketing Retail – 0.8%

3,000	Netflix Inc.	5.875%	11/15/28	BB–	3,321,360

	IT Services – 0.7%

3,000	First Data Corp, 144A	5.000%	1/15/24	BB+	3,073,500

	Leisure Products – 0.8%

3,100	Mattel Inc., 144A	6.750%	12/31/25	BB–	3,189,125

	Machinery – 2.2%

2,500	Cleaver-Brooks Inc., 144A	7.875%	3/01/23	B	2,397,400
1,000	Cloud Crane LLC, 144A	10.125%	8/01/24	B	1,075,000
1,500	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,576,875
1,880	Mueller Water Products Inc., 144A	5.500%	6/15/26	BB	1,941,100
2,000	Navistar International Corp, 144A	6.625%	11/01/25	B+	2,095,000
	Total Machinery				9,085,375

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Marine – 0.7%

$975		Adani Ports & Special Economic Zone Ltd, 144A, (WI/DD)	4.375%	7/03/29	BBB–	$988,406
2,000		Stena International SA, 144A	5.750%	3/01/24	BB–	1,960,000
		Total Marine				2,948,406

		Media – 10.2%

3,250		Altice France SA/France, 144A	7.375%	5/01/26	B	3,331,250
548		Altice Luxembourg SA, 144A	7.750%	5/15/22	B–	556,905
2,150		Altice Luxembourg SA, 144A	10.500%	5/15/27	B–	2,209,125
2,000		AMC Entertainment Holdings Inc.	5.875%	11/15/26	B3	1,790,000
2,000		AMC Networks Inc.	4.750%	8/01/25	BB	2,030,000
2,000		CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.500%	5/01/26	BB+	2,093,100
1,250		CSC Holdings LLC, 144A	5.375%	2/01/28	BB	1,298,437

1,250		DISH DBS Corp	5.875%	11/15/24	BB–	1,182,813
1,250		DISH DBS Corp	7.750%	7/01/26	BB–	1,225,000
100		Entercom Media Corp, 144A	6.500%	5/01/27	B2	104,000
2,000		Entercom Media Corp, 144A	7.250%	11/01/24	B–	2,107,500
1,500		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,526,250
2,000		Meredith Corp	6.875%	2/01/26	B+	2,122,260
2,500		Nielsen Finance LLC / Nielsen Finance Co., 144A	5.000%	4/15/22	BB	2,496,875
1,550		Quebecor Media Inc.	5.750%	1/15/23	Ba2	1,658,500
3,000		Sirius XM Radio Inc., 144A	5.000%	8/01/27	BB	3,052,200
2,500		UPC Holding BV, 144A	5.500%	1/15/28	B	2,512,500
2,250		Urban One Inc., 144A	7.375%	4/15/22	B2	2,244,375
3,500	CAD	Videotron Ltd, 144A	5.625%	6/15/25	Ba1	2,839,983
925		Virgin Media Secured Finance PLC, 144A, (WI/DD)	5.500%	5/15/29	BB+	937,719
2,000		Virgin Media Secured Finance PLC, 144A	5.250%	1/15/26	BB+	2,049,420
2,247		VTR Finance BV, 144A	6.875%	1/15/24	BB–	2,325,645
—	(4) CAD	Yellow Pages Digital & Media Solutions Ltd, 144A	10.000%	11/01/22	B+	14
		Total Media				41,693,871

		Metals & Mining – 9.2%

2,750		Alcoa Nederland Holding BV, 144A	6.125%	5/15/28	BB+	2,873,750
1,500		Aleris International Inc., 144A	10.750%	7/15/23	CCC+	1,565,625
3,000		AngloGold Ashanti Holdings PLC	6.500%	4/15/40	Baa3	3,255,000
565		Century Aluminum Co., 144A	7.500%	6/01/21	B+	562,458
1,000		Commercial Metals Co	5.375%	7/15/27	BB+	995,000
1,000		Constellium NV., 144A	6.625%	3/01/25	B	1,037,500
1,000		First Quantum Minerals Ltd, 144A	7.500%	4/01/25	B	952,500
2,000		First Quantum Minerals Ltd, 144A	6.875%	3/01/26	B	1,855,000
2,000		FMG Resources August 2006 Pty Ltd, 144A	5.125%	5/15/24	BB+	2,072,500
2,000		Freeport-McMoRan Inc.	3.550%	3/01/22	Ba1	2,002,500
1,500		Freeport-McMoRan Inc.	5.400%	11/14/34	Ba1	1,428,750
2,000		Gold Fields Orogen Holdings BVI Ltd, 144A	6.125%	5/15/29	Baa3	2,195,000
433		Gold Fields Orogen Holdings BVI Ltd, 144A	4.875%	10/07/20	Baa3	439,755
1,735		Hudbay Minerals Inc., 144A	7.250%	1/15/23	B+	1,787,050
2,350		MMK International Capital DAC, 144A	4.375%	6/13/24	Baa2	2,380,456
1,775		Novelis Corp, 144A	5.875%	9/30/26	B+	1,797,187
2,400		Novolipetsk Steel Via Steel Funding DAC, 144A	4.700%	5/30/26	Baa2	2,448,422
3,500		Tronox Inc., 144A	6.500%	4/15/26	B–	3,463,985
1,750		United States Steel Corp	6.875%	8/15/25	B	1,645,000
2,485		Vale Overseas Ltd	6.875%	11/10/39	BBB–	2,982,497
		Total Metals & Mining				37,739,935

		Multiline Retail – 0.2%

1,000		PetSmart Inc., 144A	8.875%	6/01/25	CCC+	962,500

		Oil, Gas & Consumable Fuels – 12.2%

1,750		Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	7.000%	11/01/26	BB–	1,596,875
2,270		California Resources Corp, 144A	8.000%	12/15/22	B–	1,711,013
500		Calumet Specialty Products Partners LP / Calumet Finance Corp	6.500%	4/15/21	B–	497,500
1,500		Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	1,436,250
1,900		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,895,250
1,150		Denbury Resources Inc., 144A	9.000%	5/15/21	B	1,132,750
2,900		Denbury Resources Inc., 144A	7.750%	2/15/24	B3	2,407,000

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2019

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,125	Ensign Drilling Inc., 144A	9.250%	4/15/24	BB–	$3,078,125
2,100	Genesis Energy LP / Genesis Energy Finance Corp	6.500%	10/01/25	B+	2,052,750
1,000	Gulfport Energy Corp	6.375%	5/15/25	BB–	773,750
1,750	Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B+	1,755,026
2,500	Moss Creek Resources Holdings Inc., 144A	10.500%	5/15/27	B+	2,390,625
2,000	Oasis Petroleum Inc., 144A	6.250%	5/01/26	BB–	1,935,000
1,000	Parkland Fuel Corp, 144A, (WI/DD)	5.875%	7/15/27	BB	1,013,750
2,095	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB	2,194,512
2,175	Peabody Energy Corp, 144A	6.375%	3/31/25	BB	2,202,187
3,250	Petrobras Global Finance BV	7.375%	1/17/27	Ba2	3,732,625
3,000	Petroleos Mexicanos	5.375%	3/13/22	BBB+	3,022,650
2,000	Petroleos Mexicanos	5.350%	2/12/28	BBB+	1,820,200
3,000	Southwestern Energy Co	7.500%	4/01/26	BB	2,842,140
2,000	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	2,042,500
1,000	Sunoco LP / Sunoco Finance Corp, 144A	6.000%	4/15/27	BB	1,050,000
1,800	Targa Resources Partners LP / Targa Resources Partners Finance Corp	5.875%	4/15/26	BB	1,908,000
1,000	TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	962,500
2,200	Tullow Oil PLC, 144A	6.250%	4/15/22	B+	2,216,500
1,250	Whiting Petroleum Corp	6.625%	1/15/26	BB	1,205,469
1,000	WPX Energy Inc.	5.750%	6/01/26	BB–	1,035,000
	Total Oil, Gas & Consumable Fuels				49,909,947

	Paper and Forest Products – 0.7%

3,000	Suzano Austria GmbH, 144A	5.000%	1/15/30	BBB–	3,042,150

	Personal Products – 0.2%

825	First Quality Finance Co Inc., 144A	5.000%	7/01/25	BB–	831,188

	Pharmaceuticals – 1.6%

425	Bausch Health Americas Inc., 144A	8.500%	1/31/27	B	467,296
1,033	Bausch Health Cos Inc., 144A	5.875%	5/15/23	B	1,045,003
1,000	Bausch Health Cos Inc., 144A	5.500%	11/01/25	Ba2	1,042,500
750	Bausch Health Cos Inc., 144A	7.000%	1/15/28	B	777,188
3,500	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	BB	3,228,750
	Total Pharmaceuticals				6,560,737

	Real Estate Management & Development – 1.7%

2,750	Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	2,598,750
1,700	Kennedy-Wilson Inc.	5.875%	4/01/24	BB	1,734,000
2,500	WeWork Cos Inc., 144A	7.875%	5/01/25	BB–	2,466,500
	Total Real Estate Management & Development				6,799,250

	Road & Rail – 1.3%

2,995	Hertz Corp, 144A	7.625%	6/01/22	B+	3,111,056
2,000	United Rentals North America Inc.	4.875%	1/15/28	BB–	2,040,000
	Total Road & Rail				5,151,056

	Software – 0.2%

925	SS&C Technologies Inc., 144A	5.500%	9/30/27	B+	959,688

	Specialty Retail – 2.1%

2,500	goeasy Ltd, 144A	7.875%	11/01/22	BB–	2,618,750
1,750	L Brands Inc.	6.875%	11/01/35	Ba1	1,556,380
1,500	PetSmart Inc., 144A	5.875%	6/01/25	B	1,455,000
1,750	PGT Escrow Issuer Inc., 144A	6.750%	8/01/26	B	1,848,437
1,000	Sonic Automotive Inc.	6.125%	3/15/27	B+	982,500
	Total Specialty Retail				8,461,067

	Technology Hardware, Storage & Peripherals – 1.1%

1,190	NCR Corp	6.375%	12/15/23	BB	1,227,187
1,500	Seagate HDD Cayman	4.875%	6/01/27	Baa3	1,504,597
2,000	Western Digital Corp	4.750%	2/15/26	Baa3	1,962,100
	Total Technology Hardware, Storage & Peripherals				4,693,884

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Thrifts & Mortgage Finance – 0.4%

$1,750	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	10/01/25	BB	$1,754,375

	Trading Companies & Distributors – 1.3%

2,500	Ashtead Capital Inc., 144A	5.250%	8/01/26	BBB–	2,606,250
1,000	Beacon Roofing Supply Inc., 144A	4.875%	11/01/25	B+	990,000
1,500	H&E Equipment Services Inc.	5.625%	9/01/25	BB–	1,542,750
	Total Trading Companies & Distributors				5,139,000

	Transportation Infrastructure – 0.7%

1,500	Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB–	1,576,875
1,300	Navigator Holdings Ltd, 144A, Reg S	7.750%	2/10/21	N/R	1,299,993
	Total Transportation Infrastructure				2,876,868

	U.S. Agency – 0.4%

1,500	Hilcorp Energy I LP / Hilcorp Finance Co., 144A	6.250%	11/01/28	BB+	1,509,375

	Wireless Telecommunication Services – 3.4%

1,900	C&W Senior Financing DAC, 144A	6.875%	9/15/27	BB–	1,961,940
2,750	Hughes Satellite Systems Corp	6.625%	8/01/26	BB–	2,890,938
1,505	Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB	1,574,606
2,150	Level 3 Financing Inc.	5.250%	3/15/26	BB	2,225,250
1,500	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	1,518,750
1,000	Sprint Corp	7.625%	3/01/26	B+	1,066,000
2,800	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	5.152%	3/20/28	Baa2	2,884,000
	Total Wireless Telecommunication Services				14,121,484
	Total Corporate Bonds (cost $448,450,973)				454,331,264

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	SOVEREIGN DEBT – 10.3% (7.3% of Total Investments)

	Argentina – 0.7%

$1,000	Argentine Republic Government International Bond	6.875%	4/22/21	B	$877,500
2,350	Argentine Republic Government International Bond	7.500%	4/22/26	B	1,977,549
3,350	Total Argentina				2,855,049

	Bahrain – 0.5%

2,000	Bahrain Government International Bond, 144A	7.000%	10/12/28	BB–	2,152,368

	Costa Rica – 0.8%

2,900	Costa Rica Government International Bond, 144A	4.250%	1/26/23	B+	2,856,529
400	Costa Rica Government International Bond, 144A	7.000%	4/04/44	B+	397,004
3,300	Total Costa Rica				3,253,533

	Dominican Republic – 1.1%

3,000	Dominican Republic International Bond, 144A	5.500%	1/27/25	BB–	3,187,530
1,000	Dominican Republic International Bond, 144A	6.875%	1/29/26	BB–	1,128,760
4,000	Total Dominican Republic				4,316,290

	Ecuador – 0.3%

1,000	Ecuador Government International Bond, 144A	10.750%	1/31/29	B–	1,127,510

	Egypt – 0.7%

3,000	Egypt Government International Bond, 144A	5.875%	6/11/25	B+	3,057,810

	El Salvador – 0.5%

2,100	El Salvador Government International Bond, 144A	7.750%	1/24/23	B–	2,249,646

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2019

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Ghana – 0.8%

$3,325	Ghana Government International Bond, 144A	8.125%	3/26/32	B	$3,375,593

	Guatemala – 0.8%

700	Guatemala Government Bond, 144A	4.375%	6/05/27	Ba1	699,125
2,350	Guatemala Government Bond, 144A	6.125%	6/01/50	BB	2,461,649
3,050	Total Guatemala				3,160,774

	Honduras – 0.5%

1,000	Honduras Government International Bond, 144A	8.750%	12/16/20	BB–	1,070,010
1,000	Honduras Government International Bond, 144A	6.250%	1/19/27	BB–	1,073,760
2,000	Total Honduras				2,143,770

	Kenya – 0.5%

2,000	Kenya Government International Bond, 144A	7.000%	5/22/27	B+	2,087,900

	Nigeria – 0.3%

1,000	Nigeria Government International Bond, 144A	7.625%	11/21/25	B+	1,091,288

	Oman – 0.2%

1,000	Oman Government International Bond, 144A	4.750%	6/15/26	Ba1	923,236

	South Africa – 1.1%

4,000	Republic of South Africa Government International Bond	5.875%	9/16/25	Baa3	4,380,952

	Sri Lanka – 0.7%

3,000	Sri Lanka Government International Bond, 144A	6.125%	6/03/25	B	2,924,415

	Turkey – 0.8%

2,500	Turkey Government International Bond	5.750%	3/22/24	BB	2,438,205
900	Turkey Government International Bond	7.375%	2/05/25	BB	929,250
3,400	Total Turkey				3,367,455
$41,525	Total Sovereign Debt (cost $42,135,453)				42,467,589

Principal Amount (000)	Description (2), (5)	Coupon	Maturity	Ratings (3)	Value

	CONTINGENT CAPITAL SECURITIES – 7.5% (5.3% of Total Investments)

	Banks – 5.2%

$1,200	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (6)	Ba2	$1,129,500
1,980	Banco Mercantil del Norte SA/Grand Cayman, 144A	6.750%	N/A (6)	Ba2	1,975,050
2,000	Barclays PLC	7.750%	N/A (6)	BB+	2,050,000
2,000	BNP Paribas SA, 144A	6.625%	N/A (6)	BBB–	2,082,500
2,000	Credit Agricole SA, 144A	7.875%	N/A (6)	BBB–	2,201,840
2,215	Credit Agricole SA, 144A	8.125%	N/A (6)	BBB–	2,561,612
925	Intesa Sanpaolo SpA, 144A	7.700%	N/A (6)	BB–	908,813
2,000	Lloyds Banking Group PLC	7.500%	N/A (6)	Baa3	2,102,500
2,255	Royal Bank of Scotland Group PLC	7.500%	N/A (6)	BB+	2,311,375
3,115	Societe Generale SA, 144A	6.750%	N/A (6)	BB+	3,086,030
935	UniCredit SpA, Reg S	8.000%	N/A (6)	B+	902,275
20,625	Total Banks				21,311,495

	Capital Markets – 2.3%

1,500	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB	1,610,355
1,500	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB	1,650,000
2,000	Macquarie Bank Ltd/London, 144A	6.125%	N/A (6)	Ba1	1,976,240
4,000	UBS Group Funding Switzerland AG, 144A	7.000%	N/A (6)	BBB–	4,245,000
9,000	Total Capital Markets				9,481,595
$29,625	Total Contingent Capital Securities (cost $29,325,667)				30,793,090

Principal Amount (000)	Description (2)	Coupon		Maturity		Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.5% (4.6% of Total Investments)

	Automobiles – 0.7%

$3,000	General Motors Financial Co Inc.	5.750%		N/A (6)		BB+	$2,795,880

	Banks – 1.2%

3,000	Bank of America Corp	6.100%		N/A (6)		BBB–	3,240,000
1,500	Citigroup Inc.	5.950%		N/A (6)		BB+	1,567,500
4,500	Total Banks						4,807,500

	Capital Markets – 1.1%

2,000	Dresdner Funding Trust I, 144A	8.151%		6/30/31		Ba1	2,689,500
2,000	Morgan Stanley	5.550%		N/A (6)		BB+	2,022,000
4,000	Total Capital Markets						4,711,500

	Commercial Services & Supplies – 0.6%

2,500	AerCap Global Aviation Trust, 144A	6.500%		6/15/45		Ba1	2,612,500

	Electric Utilities – 0.3%

1,000	AES Gener SA, 144A	7.125%		3/26/79		BB	1,067,010

	Food Products – 0.8%

1,500	Land O’ Lakes Inc., 144A	8.000%		N/A (6)		BB	1,541,250
2,000	Land O’ Lakes Inc., 144A	7.000%		N/A (6)		BB	1,896,250
3,500	Total Food Products						3,437,500

	Insurance – 0.5%

2,000	QBE Insurance Group Ltd, Reg S	6.750%		12/02/44		BBB	2,175,000

	Wireless Telecommunication Services – 1.3%

2,000	Colombia Telecomunicaciones SA ESP, 144A	8.500%		N/A (6)		BB–	2,073,020
3,000	Vodafone Group PLC	7.000%		4/04/79		BBB–	3,238,033
5,000	Total Wireless Telecommunication Services						5,311,053
$25,500	Total $1,000 Par (or similar) Institutional Preferred (cost $25,943,395)						26,917,943

Principal Amount (000)	Description (2)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.9% (2.7% of Total Investments) (7)

	Commercial Services & Supplies – 0.2%

$995	Packers Holdings LLC Term Loan	5.318%	6-Month LIBOR	3.000%	12/04/24	B+	$982,199

	Containers & Packaging – 0.4%

1,492	Pregis Holding I Corp	5.811%	1-Month LIBOR	3.500%	5/20/21	B	1,493,435
200	Tanks Holdings Corp Term Loan B	6.633%	6-Month LIBOR	4.000%	3/26/26	B	200,312
1,692	Total Containers & Packaging						1,693,747

	Health Care Providers & Services – 1.0%

1,995	Aurius Luxembourg Term Loan B2	6.152%	1-Month LIBOR	3.750%	2/21/26	B+	2,001,484
1,990	Lifepoint Health, Inc., Term Loan	6.904%	1-Month LIBOR	4.500%	11/16/25	B+	1,981,642
3,985	Total Health Care Providers & Services						3,983,126

	IT Services – 0.5%

1,995	Neustar Inc. Term Loan	6.902%	1-Month LIBOR	4.500%	8/08/24	BB–	1,971,938

	Professional Services – 0.6%

2,500	Dun & Bradstreet Corp., Initial Term Loan	7.404%	1-Month LIBOR	5.000%	2/06/26	BB	2,503,912

	Specialty Retail – 0.2%

995	Petsmart Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	971,031

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2019

Principal Amount (000)	Description (2)	Coupon	Reference Rate	Spread	Maturity	Ratings (3)	Value

	Electric Utilities – 1.0%

$1,250	Talen Energy Supply Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	$1,237,500
2,650	US Renal Care INC, (WI/DD)	TBD	TBD	TBD	TBD	B	2,606,328
3,900	Total Electric Utilities						3,843,828
$16,062	Total Variable Rate Senior Loans (cost $15,703,725)						15,949,781

Shares	Description (2)	Coupon				Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.7% (0.5% of Total Investments)

	Food Products – 0.3%

50,000	CHS Inc.	7.100%				N/R	$1,312,500

	Oil, Gas & Consumable Fuels – 0.4%

60,000	NuStar Energy LP	8.500%				B1	1,376,400
	Total $25 Par (or similar) Retail Preferred (cost $2,872,500)						2,688,900
	Total Long-Term Investments (cost $564,431,713)						573,148,567

Principal Amount (000)	Description (2)	Coupon			Maturity		Value

	SHORT-TERM INVESTMENTS – 2.9% (2.0% of Total Investments)

	REPURCHASE AGREEMENTS – 2.9% (2.0% of Total Investments)

$11,951	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/19, repurchase price $11,952,503, collateralized by $11,530,000 U.S. Treasury Notes, 2.625%, due 1/31/26, value $12,193,390	1.200%			7/01/19		$11,951,308
	Total Short–Term Investments (cost $11,951,308)						11,951,308
	Total Investments (cost $576,383,021) – 142.6%						585,099,875
	Borrowings – (42.7)% (9), (10)						(175,200,000)
	Other Assets Less Liabilities – 0.1% (11)						302,669
	Net Assets – 100%						$410,202,544

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	$2,637,876	Canadian Dollar	$3,562,979	Goldman Sachs Bank USA	8/02/19	$(84,886)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(81)	9/19	$(10,170,594)	$(10,365,469)	$(194,874)	$(2,531)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$87,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(2,426,215)	$(2,426,215)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(2)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Principal Amount (000) rounds to less than $1,000.

(5)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(6)	Perpetual security. Maturity date is not applicable.

(7)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)	Borrowings as a percentage of Total Investments is 29.9%.

(10)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-Kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2019

(Unaudited)

Assets
Long-term investments, at value (cost $564,431,713)	$573,148,567
Short-term investments, at value (cost approximates value)	11,951,308
Cash	1,725,902
Cash collateral at brokers for investments in futures contracts(1)	102,000
Cash collateral at brokers for investments in swaps(1)	2,404,857
Cash denominated in foreign currencies (cost $72,769)	75,170
Receivable for:
Interest	9,141,143
Investments sold	3,747,127
Reclaims	21,313
Other assets	110,453
Total assets	602,427,840
Liabilities
Borrowings	175,200,000
Unrealized depreciation on:
Forward foreign currency contracts	84,886
Interest rate swaps	2,426,215
Payable for:
Dividends	2,327,923
Investments purchased	11,519,084
Variation margin on futures contracts	2,531
Accrued expenses:
Interest on borrowings	32,388
Management fees	406,500
Trustees fees	78,303
Other	147,466
Total liabilities	192,225,296
Net assets applicable to common shares	$410,202,544
Common shares outstanding	23,177,393
Net asset value (“NAV”) per common share outstanding	$17.70
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$231,774
Paid-in-surplus	485,453,745
Total distributable earnings	(75,482,975)
Net assets applicable to common shares	$410,202,544
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2019

(Unaudited)

Investment Income	$18,821,741
Tax withheld	(483)
Total investment income	18,821,258
Expenses
Management fees	2,440,773
Interest expense on borrowings	2,857,482
Custodian fees	70,194
Trustees fees	8,574
Professional fees	43,407
Shareholder reporting expenses	28,177
Shareholder servicing agent fees	214
Stock exchange listing fees	3,403
Investor relations expenses	8,008
Other	12,752
Total expenses	5,472,984
Net investment income (loss)	13,348,274
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(7,782,135)
Forward foreign currency contracts	55,787
Futures contracts	(501,249)
Swaps	222,379
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	52,678,719
Forward foreign currency contracts	(156,162)
Futures contracts	64,287
Swaps	(4,393,103)
Net realized and unrealized gain (loss)	40,188,523
Net increase (decrease) in net assets applicable to common shares from operations	$53,536,797

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/19	Year Ended 12/31/18
Operations
Net investment income (loss)	$13,348,274	$29,316,774
Net realized gain (loss) from:
Investments and foreign currency	(7,782,135)	(13,681,423)
Forward foreign currency contracts	55,787	89,706
Futures contracts	(501,249)	418,945
Swaps	222,379	77,716
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	52,678,719	(44,018,952)
Forward foreign currency contracts	(156,162)	201,107
Futures contracts	64,287	(320,705)
Swaps	(4,393,103)	1,035,601
Net increase (decrease) in net assets applicable to common shares from operations	53,536,797	(26,881,231)
Distributions to Common Shareholders
Dividends	(14,416,338)	(29,521,595)
Return of capital	—	(1,816,322)
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,416,338)	(31,337,917)
Capital Share Transactions
Cost of common shares repurchased and retired	—	(757,144)
Net increase (decrease) in net assets applicable to common shares from capital common share transactions	—	(757,144)
Net increase (decrease) in net assets applicable to common shares	39,120,459	(58,976,292)
Net assets applicable to common shares at the beginning of period	371,082,085	430,058,377
Net assets applicable to common shares at the end of period	$410,202,544	$371,082,085

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2019

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$53,536,797
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(133,401,878)
Proceeds from sales and maturities of investments	133,709,571
Proceeds from (Purchases of) short-term investments, net	(5,617,686)
Proceeds from (Payments for) closed foreign currency spot contracts	(1,297)
Payment-in-kind distributions	(546)
Amortization (Accretion) of premiums and discounts, net	(58,132)
(Increase) Decrease in:
Receivable for interest	418,587
Receivable for investments sold	(3,747,127)
Other assets	48,415
Increase (Decrease) in:
Payable for investments purchased	11,519,084
Payable for variation margin on futures contracts	(31,453)
Accrued interest on borrowings	30,488
Accrued management fees	1,730
Accrued Trustees fees	(6,668)
Accrued other expenses	28,405
Net realized (gain) loss from investments and foreign currency	7,782,135
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(52,678,719)
Forward foreign currency contracts	156,162
Swaps	4,393,103
Net cash provided by (used in) operating activities	16,080,971
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(12,088,415)
Net cash provided by (used in) financing activities	(12,088,415)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	3,992,556
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	315,372
Cash, cash denominated in foreign currency, and cash collateral at brokers at the end of period	$4,307,928

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$2,782,364

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Discounts from Common Shares		Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired	Repurchased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2019(f)	$16.01	$0.58	$1.73	$2.31	$(0.62)	$—	$—	$(0.62)	$—	$—	$17.70	$15.47
2018	18.51	1.26	(2.42)	(1.16)	(1.27)	—	(0.08)	(1.35)	0.01	—	16.01	13.65
2017	17.82	1.42	0.71	2.13	(1.34)	—	(0.10)	(1.44)	—	—	18.51	16.91
2016	16.05	1.47	1.83	3.30	(1.51)	—	(0.03)	(1.54)	0.01	—	17.82	15.99
2015	19.46	1.58	(3.64)	(2.06)	(1.23)	—	(0.34)	(1.57)	0.09	0.13	16.05	13.74
2014(e)	20.00	0.12	(0.66)	(0.54)	—	—	—	—	—	—	19.46	17.25

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2019(f)	$175,200	$3,341
2018	175,200	3,118
2017	175,200	3,455
2016	164,800	3,513
2015	170,500	3,196
2014(e)	56,000	12,159

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)

14.57%	18.03%	$410,203	2.76	%*	6.73	%*	24%
(6.67)	(11.97)	371,082	2.51		7.10		61
12.25	15.14	430,058	2.08		7.70		77
21.85	29.26	414,084	1.97		8.91		49
(10.36)	(12.07)	374,403	1.86		8.36		61
(2.65)	(5.74)	624,877	1.47	*	6.09	*	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, (as described in Note 9 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2019(f)	1.44	%*
2018	1.19
2017	0.78
2016	0.66
2015	0.49
2014(e)	0.17	*

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period from November 24, 2014 (commencement of operations) through December 31, 2014.
(f)	For the six months ended June 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is June 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide a high level of current income. Under normal market conditions:

•

The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans, convertible debt securities and contingent capital securities.

•

The Fund will invest at least 65% of its managed assets in securities that at the time of investment are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•

The Fund will invest at least 40% of its managed assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Fund’s managed assets may be invested in securities of issuers located in emerging market countries.

•	No more than 15% of the Fund’s managed assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•

The Fund may invest in other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the Securities and Exchange Commission (“SEC”).

•	The Fund will invest no more than 10% of its managed assets in U.S. dollar cash or cash equivalents.

The Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, forward foreign currency contracts and options on foreign currencies. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only. The Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	9,793,183

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Investment Income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to common shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

(Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange common shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$454,331,264	$—	$454,331,264
Sovereign Debt	—	42,467,589	—	42,467,589
Contingent Capital Securities	—	30,793,090	—	30,793,090
$1,000 Par (or similar) Institutional Preferred	—	26,917,943	—	26,917,943
Variable Rate Senior Loan Interests	—	15,949,781		15,949,781
$25 Par (or similar) Retail Preferred	2,688,900	—	—	2,688,900

Short-Term Investments:
Repurchase Agreements	—	11,951,308	—	11,951,308

Investments in Derivatives:
Forward Foreign Currency Contracts**	—	(84,886)	—	(84,886)
Futures Contracts**	(194,874)	—	—	(194,874)
Interest Rate Swaps**	—	(2,426,215)	—	(2,426,215)
Total	$2,494,026	$579,899,874	$—	$582,393,900
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$32,849,302	5.6%
United Kingdom	31,277,942	5.3
Mexico	13,982,847	2.4
Brazil	12,365,347	2.1
France	11,508,858	2.0
Australia	11,467,490	2.0
South Africa	10,270,707	1.7
Luxembourg	9,397,201	1.6
China	8,462,662	1.4
Switzerland	7,505,355	1.3
Other	104,403,619	17.9
Total non-U.S. Securities	$253,491,330	43.3%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$11,951,308	$(11,951,308)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead or decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$2,666,611
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency contracts	$(84,886)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Goldman Sachs Bank USA	$—	$(84,886)	$(84,886)	—	$(84,886)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency rate	Forward contracts	$55,787	$(156,162)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$10,269,515
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(194,874)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(501,249)	$64,287

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$87,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(2,426,215)
**

Some swaps contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(2,426,215)	$(2,426,215)	$—	$2,404,857	$(21,358)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$222,379	$(4,393,103)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/19	Year Ended 12/31/18
Common shares repurchased and retired	—	(54,682)
Weighted average common share:
Price per share repurchased and retired	$—	$13.83
Discount per share repurchased and retired	—%	16.33%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $133,401,878 and $133,709,571, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to common shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to common shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$577,367,731
Gross unrealized:
Appreciation	$17,083,670
Depreciation	(9,351,526)
Net unrealized appreciation (depreciation) of investments	$7,732,144

Tax cost of futures contracts	$(194,874)
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of forward contracts	$(84,886)
Net unrealized appreciation (depreciation) of forward contracts	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	(2,426,215)

Permanent differences, primarily due to foreign currency transactions, treatment of notional principal contracts, complex securities character adjustments, securities litigation settlements, real estate investment trust adjustments, and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2018, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2018 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$29,521,595
Distributions from net long-term capital gains	—
Return of capital	1,816,322

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (continued)

(Unaudited)

As of December 31, 2018, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$22,866,594
Long-term	48,683,380
Total	$71,549,974

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2019, the complex-level fee for the Fund was 0.1577%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing agreement as a means of leverage.

As of the end of the reporting period, the Fund has a $180,000,000 (maximum commitment amount) committed 364-day revolving line of credit (“Borrowings”), with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $175,200,000.

Interest is charged on the Borrowings drawn amount at a rate per annum equal to one-month LIBOR (London Inter-Bank Offered Rate) plus 0.70%. The Fund also accrued a 0.15% per annum commitment fee based on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount otherwise the per annum commitment fee is 0.25%.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $175,200,000 and 3.19%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by assets held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and commitment fees are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Notes to Financial Statements (continued)

(Unaudited)

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund’s financial statements.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

11. Subsequent Events

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays Global High Yield Hedged Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•

Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- and three-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period and second quartile for the three-year period. Although the Fund’s performance was below the benchmark for the one-year period, the Fund outperformed its benchmark for the three-year period. The Board also noted that the Fund’s relative peer performance improved in the first quarter of 2019 with the Fund ranking in the third quartile of the Performance Peer Group for the one-year period and first quartile for the three-year period ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that the Fund had a net management fee that was higher than its peer average and a net expense ratio that was slightly higher than its peer average. The Board noted that changes in the peers in the Peer Universe contributed to the Fund’s net expense ratio being slightly higher than the peer average. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-E-0619D 915404-INV-B-08/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 5, 2019